Exhibit 10.1

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

BY AND AMONG

EL PASO PIPELINE PARTNERS, L.P.

EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.

EL PASO NORIC INVESTMENTS III, L.L.C.

COLORADO INTERSTATE GAS COMPANY, L.L.C.

EL PASO CNG COMPANY, L.L.C.

EL PASO CHEYENNE HOLDINGS, L.L.C.

CHEYENNE PLAINS INVESTMENT COMPANY, L.L.C.

EL PASO PIPELINE CORPORATION

EL PASO PIPELINE HOLDING COMPANY, L.L.C.

EL PASO PIPELINE GP COMPANY, L.L.C.

EL PASO PIPELINE LP HOLDINGS, L.L.C.

EL PASO CORPORATION

AND

EL PASO LLC

May 24, 2012

TABLE OF CONTENTS

RECITALS

ARTICLE 1
DEFINITIONS

ARTICLE 2
TRANSFER, CONTRIBUTIONS AND ACKNOWLEDGMENTS

Section 2.1	Distribution by EP Cheyenne of the Cheyenne Subject Interest to EP CNG	5

Section 2.2	Distribution by EP Noric of the CIG Subject Interest to EP CNG	5

Section 2.3	Distribution by EP CNG of the Subject Interest to El Paso LLC	5

Section 2.4	Contribution by El Paso LLC of a 1% separate undivided interest in the Subject Interest to EPPC	5

Section 2.5	Contribution by El Paso LLC of a 99% separate undivided interest in the Subject Interest to EPP Holdco	5

Section 2.6	Contribution by EPPC of its 1% undivided interest in the Subject Interest to EPP Holdco	5

Section 2.7	Contribution by EPP Holdco of the Subject Interest to EPP LP	5

Section 2.8	Contribution by EPP GP of $1,295,918 in cash to the Partnership in exchange for 39,199 General Partner Units	5

Section 2.9	Contribution by EPP LP of the Subject Interest to the Partnership in exchange for the Aggregate Consideration	6

Section 2.10	Contribution by the Partnership of the Subject Interest to the Operating Company	6

Section 2.11	Payment of the Consideration	6

ARTICLE 3
FURTHER ASSURANCES

Section 3.1	Further Assurances	6

Section 3.2	Other Assurances	6

ARTICLE 4
CLOSING TIME

ARTICLE 5
MISCELLANEOUS

Section 5.1	Order of Completion of Transactions	7

Section 5.2	Headings; References; Interpretation	7

Section 5.3	Successors and Assigns	7

Section 5.4	No Third Party Rights	7

Section 5.5	Counterparts	7

i

Section 5.6	Governing Law	7

Section 5.7	Severability	7

Section 5.8	Amendment or Modification	8

Section 5.9	Integration	8

Section 5.10	Deed; Bill of Sale; Assignment	8

ii

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

This CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of May 24, 2012, is entered into by and among El Paso Pipeline Partners, L.P., a Delaware limited partnership (the “Partnership”), El Paso Pipeline Partners Operating Company, L.L.C., a Delaware limited liability company and direct wholly-owned subsidiary of the Partnership (the “Operating Company”), El Paso Noric Investments III, L.L.C., a Delaware limited liability company and indirect wholly-owned subsidiary of El Paso (as defined below) (“EP Noric”), Colorado Interstate Gas Company, L.L.C., a Delaware limited liability company (“CIG”), El Paso CNG Company, L.L.C., a Delaware limited liability company and direct wholly-owned subsidiary of El Paso (“EP CNG”), El Paso Cheyenne Holdings, L.L.C.,  a Delaware limited liability company and direct wholly-owned subsidiary of EP CNG (“EP Cheyenne”), Cheyenne Plains Investment Company, L.L.C. a Delaware limited liability company and direct wholly-owned subsidiary of EP Cheyenne (“Cheyenne Plains Investment”), El Paso Pipeline Corporation, a Delaware corporation and a direct wholly-owned subsidiary of El Paso (“EPPC”), El Paso Pipeline Holding Company, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of El Paso (“EPP Holdco”), El Paso Pipeline GP Company, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of El Paso (“EPP GP”), El Paso Pipeline LP Holdings, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of El Paso (“EPP LP”), El Paso Corporation, a Delaware corporation, and El Paso LLC, a Delaware limited liability company and direct wholly-owned subsidiary of El Paso Corporation (El Paso Corporation and El Paso LLC, and any successors-in-interest are referred to herein collectively as “El Paso”).  The parties to this Agreement are collectively referred to herein as the “Parties.”  El Paso, EP CNG, EPPC, EPP Holdco, EP Cheyenne, EPP LP and EP Noric are referred to herein as the “Contributing Parties,” the Partnership and the Operating Company are referred to herein collectively as the “Partnership Parties.”  Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.

RECITALS

WHEREAS, the Contributing Parties desire to contribute and transfer to the Partnership a 100% member interest in Cheyenne Plains Investment (the “Cheyenne Subject Interest”) and a 14% member interest in CIG (the “CIG Subject Interest” and, together with the Cheyenne Subject Interest, the “Subject Interest”) pursuant to the terms of the Contribution Agreement (as defined below) and this Agreement; and

WHEREAS, EP Cheyenne owns a 100% member interest in Cheyenne Plains Investment; and

WHEREAS, EP Noric owns a 14% member interest in CIG; and

WHEREAS, EPPP CIG GP Holdings, L.L.C., a Delaware limited liability company and a direct wholly owned subsidiary of the Operating Company owns an 86% member interest in CIG; and

WHEREAS, after giving effect to the completion of the contribution of the Subject Interest referred to above pursuant to the terms of this Agreement and the Contribution Agreement, the Operating Company will own (directly or indirectly) a 100% member interest in each of CIG and Cheyenne Plains Investment; and

WHEREAS, in order to accomplish the objectives and purposes in the preceding recitals, and to effect the intent of the Parties in connection with the consummation of the transactions contemplated hereby, the Partnership, the Operating Company, EP Noric, CIG, EP CNG, EP Cheyenne, Cheyenne Plains Investment, EPPC, EPP Holdco, EPP GP, EPPLP and El Paso entered into that certain Contribution Agreement (the “Contribution Agreement”), dated May 17, 2012, pursuant to which the Partnership agreed to accept the contribution and transfer of the Subject Interest from the Contributing Parties in exchange for total consideration to be issued and distributed of $635.0 million (the “Aggregate Consideration”), which shall be (i) the issuance of a defined number of Common Units as specified in Section 2.2 of the Contribution Agreement having an aggregate defined value of $63.5 million (the “Unit Consideration”) and (ii) the cash distribution specified in Section 2.2 of the Contribution Agreement equal to $571.5 million (the “Cash Consideration”); and

WHEREAS, concurrently with the consummation of the transactions contemplated hereby (the “Closing”), each of the following shall occur:

1.             EP Cheyenne will distribute the Cheyenne Subject Interest to EP CNG.

2.             EP Noric will distribute the CIG Subject Interest to EP CNG.

3.             EP CNG will distribute the Subject Interest to El Paso LLC.

4.             El Paso LLC will contribute a 1% separate undivided interest in the Subject Interest to EPPC.

5.             El Paso LLC will contribute a 99% separate undivided interest in the Subject Interest to EPP Holdco.

6.             EPPC will contribute its 1% undivided interest in the Subject Interest to EPP Holdco.

7.             EPP Holdco will contribute the Subject Interest to EPP LP.

8.             EPP GP will contribute $1,295,918 in cash (representing an amount equal to 2/98ths of the value of the Unit Consideration) to the Partnership in exchange for 39,199 General Partner Units (defined below).

9.             EPP LP will contribute the Subject Interest to the Partnership in exchange for the Aggregate Consideration.

10.           The Partnership will contribute the Subject Interest to the Operating Company.

11.           The limited liability company agreements of CIG and Cheyenne Plains Investment will be amended, or amended and restated, to the extent necessary to reflect the matters and transactions set forth in this Agreement.

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1                                                           The following capitalized terms shall have the meanings given below.

(a)           “Aggregate Consideration” has the meaning assigned to such term in the recitals.

(b)           “Agreement” has the meaning assigned to such term in the first paragraph of this Agreement.

(c)           “Cash Consideration” has the meaning assigned to such term in the recitals.

(d)           “Cheyenne Plains Investment” has the meaning assigned to such term in the first paragraph of this Agreement.

(e)           “Cheyenne Subject Interest” has the meaning assigned to such term in the recitals.

(f)            “CIG” has the meaning assigned to such term in the first paragraph of this Agreement.

(g)           “CIG Subject Interest” has the meaning assigned to such term in the recitals.

(h)           “Contributing Parties” has the meaning assigned to such term in the first paragraph of this Agreement.

(i)            “Closing” has the meaning assigned to such term in the recitals.

(j)            “Closing Date” has the meaning assigned to such term in the Contribution Agreement.

(k)           “Closing Time” shall mean [9:00 a.m.] Houston, Texas time on the Closing Date.

(l)            “Contributing Parties” has the meaning assigned to such term in the first paragraph of this Agreement.

(m)          “Contribution Agreement” has the meaning assigned to such term in the recitals.

(n)           “El Paso” has the meaning assigned to such term in the first paragraph of this Agreement.

(o)           “EP Cheyenne” has the meaning assigned to such term in the first paragraph of this Agreement.

(p)           “EP CNG” has the meaning assigned to such term in the first paragraph of this Agreement.

(q)           “EP Noric” has the meaning assigned to such term in the first paragraph of this Agreement.

(r)            “EPPC” has the meaning assigned to such term in the first paragraph of this Agreement.

(s)           “EPP GP” has the meaning assigned to such term in the first paragraph of this Agreement.

(t)            “EPP Holdco” has the meaning assigned to such term in the first paragraph of this Agreement.

(u)           “EPP LP” has the meaning assigned to such term in the first paragraph of this Agreement.

(v)           “General Partner Units” has the meaning assigned to such term in the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated November 21, 2007, as amended by Amendment No. 1 dated July 28, 2008.

(w)          “Operating Company” has the meaning assigned to such term in the first paragraph of this Agreement.

(x)            “Parties” has the meaning assigned to such term in the first paragraph of this Agreement.

(y)           “Partnership” has the meaning assigned to such term in the first paragraph of this Agreement.

(z)            “Subject Interest” has the meaning assigned to such term in the recitals.

(aa)         “Unit Consideration” has the meaning assigned to such term in the recitals.

ARTICLE 2
TRANSFER, CONTRIBUTIONS AND ACKNOWLEDGMENTS

Section 2.1            Distribution by EP Cheyenne of the Cheyenne Subject Interest to EP CNG. EP Cheyenne hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to EP CNG, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Cheyenne Subject Interest, and EP CNG hereby accepts such Cheyenne Subject Interest from EP Cheyenne.

Section 2.2            Distribution by EP Noric of the CIG Subject Interest to EP CNG.  EP Noric hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to EP CNG, its successors and assigns, for its and their own use forever, all right, title and interest in and to the CIG Subject Interest, and EP CNG hereby accepts such CIG Subject Interest from EP Noric.

Section 2.3            Distribution by EP CNG of the Subject Interest to El Paso LLC.  EP CNG hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to El Paso LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest, and El Paso LLC hereby accepts such Subject Interest from EP CNG.

Section 2.4            Contribution by El Paso LLC of a 1% separate undivided interest in the Subject Interest to EPPC. El Paso LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPPC, its successors and assigns, for its and their own use forever, all right, title and interest in and to a 1% separate undivided interest in the Subject Interest, and EPPC hereby accepts such Subject Interest from El Paso LLC.

Section 2.5            Contribution by El Paso LLC of a 99% separate undivided interest in the Subject Interest to EPP Holdco. El Paso LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPP Holdco, its successors and assigns, for its and their own use forever, all right, title and interest in and to a 99% separate undivided interest in the Subject Interest, and EPP Holdco hereby accepts such Subject Interest from El Paso LLC.

Section 2.6            Contribution by EPPC of its 1% undivided interest in the Subject Interest to EPP Holdco. EPPC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPP Holdco, its successors and assigns, for its and their own use forever, all right, title and interest in and to its 1% separate undivided interest in the Subject Interest, and EPP Holdco hereby accepts such Subject Interest from EPPC.

Section 2.7            Contribution by EPP Holdco of the Subject Interest to EPP LP. EPP Holdco hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPP LP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest, and EPP LP hereby accepts such Subject Interest from EPP Holdco.

Section 2.8            Contribution by EPP GP of $1,295,918 in cash to the Partnership in exchange for 39,199 General Partner Units. EPP GP hereby contributes and delivers to the Partnership $1,295,918 in cash to the Partnership, and the Partnership hereby issues and delivers to EPP LP, its successors and assigns, for its and their own use forever, 39,199 General Partner Units, and EPP GP hereby accepts such General Partner Units from the Partnership.

Section 2.9            Contribution by EPP LP of the Subject Interest to the Partnership in exchange for the Aggregate Consideration. EPP LP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest, and the Partnership hereby issues and distributes to EPP LP the Aggregate Consideration, and the Partnership hereby accepts the Subject Interest from EPP LP.

Section 2.10         Contribution by the Partnership of the Subject Interest to the Operating Company. The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Operating Company, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest, and the Operating Company hereby accepts such Subject Interest from the Partnership.

Section 2.11         Payment of the Consideration. The Parties acknowledge that the Partnership Parties have issued and distributed the Aggregate Consideration to the Contributing Parties.  The Contributing Parties hereby acknowledge receipt of the Aggregate Consideration.

ARTICLE 3
FURTHER ASSURANCES

Section 3.1            Further Assurances.  From time to time after the Closing Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) to more fully assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) to more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

Section 3.2            Other Assurances.  From time to time after the Closing Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.  It is the express intent of the Parties that the Partnership or its subsidiaries own the Subject Interest that is identified in this Agreement.

ARTICLE 4
CLOSING TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Closing Time, at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative in accordance with Article 5, without further action by any Party hereto.

ARTICLE 5
MISCELLANEOUS

Section 5.1            Order of Completion of Transactions.  The transactions provided for in Article 2 and Article 3 of this Agreement shall be completed immediately following the Closing Time in the following order: first, the transactions provided for in Article 2 shall be completed in the order set forth therein; and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.

Section 5.2            Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.  The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 5.3            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 5.4            No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 5.5            Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties hereto.

Section 5.6            Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

Section 5.7            Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 5.8            Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.

Section 5.9            Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

Section 5.10         Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first above written.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY,
L.L.C., Its General Partner

By:	/s/ John J. Hopper
Name:	John J. Hopper
Title:	Vice President and Treasurer

EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.

By:	/s/ John J. Hopper
Name:	John J. Hopper
Title:	Vice President and Treasurer

EL PASO CHEYENNE HOLDINGS, L.L.C.

By:	/s/ John R. Sult
Name:	John R. Sult
Title:	Executive Vice President
and Chief Financial Officer

[Signature page to Contribution, Conveyance and Assumption Agreement]

CHEYENNE PLAINS INVESTMENT COMPANY, L.L.C.

By:	/s/ John R. Sult
Name:	John R. Sult
Title:	Executive Vice President
and Chief Financial Officer

EL PASO CNG COMPANY, L.L.C.

By:	/s/ John R. Sult
Name:	John R. Sult
Title:	Executive Vice President
and Chief Financial Officer

EL PASO NORIC INVESTMENTS III, L.L.C.

By:	/s/ John R. Sult
Name:	John R. Sult
Title:	Executive Vice President
and Chief Financial Officer

COLORADO INTERSTATE GAS COMPANY, L.L.C.

By:	/s/ John J. Hopper
Name:	John J. Hopper
Title:	Vice President and Treasurer

EL PASO PIPELINE CORPORATION

By:	/s/ John J. Hopper
Name:	John J. Hopper
Title:	Vice President and Treasurer

[Signature page to Contribution, Conveyance and Assumption Agreement]

EL PASO PIPELINE HOLDING COMPANY, L.L.C.

By:	/s/ John R. Sult
Name:	John R. Sult
Title:	Executive Vice President
and Chief Financial Officer

EL PASO PIPELINE GP COMPANY, L.L.C.

By:	/s/ John J. Hopper
Name:	John J. Hopper
Title:	Vice President and Treasurer

EL PASO PIPELINE LP HOLDINGS, L.L.C.

By:	/s/ John R. Sult
Name:	John R. Sult
Title:	Executive Vice President
and Chief Financial Officer

EL PASO CORPORATION

By:	/s/ John R. Sult
Name:	John R. Sult
Title:	Executive Vice President
and Chief Financial Officer

EL PASO LLC

By:	/s/ John R. Sult
Name:	John R. Sult
Title:	Executive Vice President
and Chief Financial Officer

[Signature page to Contribution, Conveyance and Assumption Agreement]